Semiannual Report

Mid-Cap
Growth
Fund

June 30, 2001

 T. Rowe Price


Report Highlights

Mid-Cap Growth Fund

o Technology and aggressive growth stocks continued to lose ground in the first half of 2001; mid-cap stocks were flat to down slightly.

o Your fund posted a slight loss for the period, modestly trailing the S&P MidCap 400 Index but well ahead of our peer group average, which fell sharply.

o Consumer, business services, and semiconductor-related stocks were our top contributors, while Internet software and services stocks hurt performance.

o Rate cuts, tax cuts, and lower energy prices will eventually brighten the economic outlook, and stocks usually rise before the economy actually recovers.

     UPDATES AVAILABLE

     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.


Fellow Shareholders

Stocks plunged to new lows early in 2001 and managed only a partial recovery by the end of the first half despite a succession of Federal Reserve interest rate cuts. Aggressive growth stocks, particularly in the technology sector, continued a downward spiral begun last year. Small- and mid-caps outperformed larger issues. The Mid-Cap Growth Fund avoided much of the carnage, aided by its focus on reasonably priced growth stocks, but finished the half with a slight negative return.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 6/30/01                             6 Months            12 Months


Mid-Cap Growth Fund                                 -0.78%                 0.79%
S&P MidCap 400 Index                                  0.97                 8.87

Russell Midcap Growth Index                         -12.96               -31.51

Lipper Mid-Cap Growth Fund Index                    -12.46               -29.61

     Your fund held its value far better than its more aggressive benchmarks over the past six and 12 months, as shown in the table, but modestly lagged the S&P MidCap 400 Index, which represents a balance of both growth and value stocks. Value stocks performed much better than growth stocks during the period. Our new peer group average, the Lipper Mid-Cap Growth Fund Index, which we introduce with this report, is more growth-oriented (as its name implies) than our former benchmark, the Lipper Mid-Cap Core Fund Index. (Lipper Inc., the well-known mutual fund rating firm, recently changed its classification system. As a result, your fund was placed in the "growth" rather than the "core" category.) The Lipper Mid-Cap Core Fund Index fell 0.33% in the first half and declined 4.29% over the past 12 months.

     Since inception on June 30, 1992, the fund has gained 428.44% (for an average annual return of 20.32%) versus 326.88% for the S&P MidCap Index.


MARKET ENVIRONMENT

     The Federal Reserve slashed the federal funds target rate six times for a total of 2.75 percentage points in the first half. This aggressive series of moves-unparalleled since the early 1980s-came in response to a dramatic drop in economic activity that made the New Economy seem like a myth. The sudden reversal in the once-invincible U.S. economy was caused by plunging capital spending-especially in the technology and telecommunications sectors-soaring energy prices, and the lagged effects of Fed rate increases in the prior two years. Industrial production and commercial real estate prices fell, and the unemployment rate rose from historic lows. Moreover, the slowdown was global. Europe, despite its carefully laid plans and aspirations, was unable to replace the U.S. as the engine of world growth. The burden once again fell to the all-important American consumer, who, despite diminished confidence, continued to spend at an impressive rate.

     Stocks made two significant attempts to rally during the period, but weakness in corporate earnings cut short those advances. Only certain financial and consumer stocks enjoyed broad-based gains. The market may have hit bottom in early April, but a sharp, technology-led rally that ensued ran out of steam in mid-May. The well-publicized carnage in the technology and telecom-equipment sectors persisted, as results from industry leaders continued to come in well short of reduced expectations. By the end of the first half, even many traditionally defensive sectors such as health care, utilities, and energy had faltered, the latter in response to a surprisingly swift decline in oil and natural gas prices in recent months.

Growth vs. Value
--------------------------------------------------------------------------------

Periods Ended 6/30/01                             6 Months            12 Months

Russell Midcap Growth Index                        -12.96%              -31.51%

Russell Midcap Value Index                            3.26                23.92


     Over the past 12 months, value stocks outperformed growth stocks by an exceedingly wide margin. The unprecedented outperformance of growth stocks during the late '90s has been completely erased by a value rebound of equal magnitude since March 2000. Mid-cap earnings growth overtook large-cap earnings growth in the fourth quarter of 2000, and mid-caps have performed better than large-caps since mid-1999 after dwelling in the shadows for years. The sector currently trades at approximately 18 times forecasted 2001 earnings, which compares very favorably with large-caps' forward price/earnings ratio of 23. Valuations for mid-caps are even more attractive on a price-to-sales and price-to-cash-flow basis.


PORTFOLIO REVIEW

     The consumer, financial, and business services sectors were the fund's top overall contributors during the first half, though we also enjoyed strong performance from select technology stocks.

     Our best individual contributor was semiconductor capital equipment maker KLA-Tencor. The highly cyclical chip equipment group was one of the first to hear the bear's footsteps last year, and by autumn had reached attractive valuation levels. KLA-Tencor has been a longtime fund holding, and we increased our position significantly in last year's second half. Semiconductors were among the strongest groups in the market in the first half despite the overall technology decline. As KLA-Tencor rebounded, we trimmed our position. Related stocks that performed well included programmable logic device maker Lattice Semiconductor and chip-equipment provider Novellus Systems.

     Biopharmaceutical stock Gilead Sciences was the fund's second-best contributor. Gilead focuses on infectious diseases and cancer, and may receive approval this year for a key HIV treatment, tenofovir DF, which has shown promise in late-stage trials.

     Our third-best contributor was video game software leader Electronic Arts, which owns titles such as Madden NFL 2001 and is likely to be the dominant software supplier for the next generation of gaming consoles, including Sony's PlayStation2 and Microsoft's Xbox. Electronic Arts is also the leading maker of games for PCs. Thanks to investor enthusiasm for these prospects, the stock has rallied throughout much of the first half, through good markets and bad.

     We have long favored the business services sector for its solid growth prospects, strong free cash flow, and recurring revenue business models. Computer services stocks, in our view, offer opportunities to play the technology revolution at reasonable valuations. This stance did not serve us well in the late '90s when investor excitement focused on companies developing breakthrough products in computer networking and fiber optics, and actual profits were of secondary concern. Pedestrian-but sustainable-growth rates of 15% to 20% held no appeal for investors bent on finding the next Cisco Systems. Now, with even Cisco down nearly 80% from its all-time high, and the prospects of many competitors iffy at best, computer services stocks have gained new respect. As a result, the fund benefited from strong performances by Concord EFS, which processes debit- and credit-card payments for supermarkets, convenience stores, and gas stations, and Affiliated Computer Services, which provides technology services and systems integration for corporations and the federal government.

     The resilience of the consumer benefited retailers BJ's Wholesale Club and Best Buy, the latter of which more than doubled during the period even as the economy spiraled down. Discount chains such as BJ's Wholesale Club tend to be somewhat recession-resistant because consumers intensify their search for bargains during hard times. Best Buy struggled with earnings last year and disappointed many investors (including us) with its acquisition of Musicland last fall. Nonetheless, Best Buy is taking market share from Circuit City and is extraordinarily well positioned to benefit from increasing sales of digital consumer devices.

     Not surprisingly, technology was our worst-contributing sector, dragged down by e-commerce and computer software stocks such as Exodus Communications, NetIQ, Informatica, and Internet Security Systems. The viability of the once high-flying Exodus has been called into question by massive overcapacity in the Web-hosting field that it dominates. While business from failing dot-coms disappeared even faster than we had anticipated, the nearly lethal blow for Exodus has been the evaporation of demand from major corporations, which we had viewed as a mainstay of the business going forward. With plenty of competition and too much capacity, the future of Exodus as a stand-alone company is in doubt.

     Biotechnology research-tool providers were hammered in the aftermath of the completion last year of the Human Genome Project. A drop-off in demand for bioanalytical technology, combined with an ongoing product transition and slowing revenues among large pharmaceutical companies, made Waters Corporation the fund's worst contributor. Waters shares were also near an all-time high at the end of last year. Similar issues, along with faulty software in some of the company's genetic research chips, plagued shares of Affymetrix.

     Finally, telecommunications stocks hurt your fund's performance, especially those of the volatile competitive local-exchange carriers McLeodUSA and Allegiance Telecom. Allegiance is the best-of-breed and will likely emerge as a long-term winner, but could not escape the virtual obliteration of the group as overleveraged players ran out of financing and began to file for bankruptcy. One of the things that attracted us to Allegiance and McLeodUSA was the fact that, in contrast to many competitors, their revenues were sufficient-or nearly so-to cover their debt service. But near the end of last year, McLeodUSA acquired a struggling long-haul service provider. In hindsight, the purchase has been a disaster. Long-haul telecommunications service has been the most vulnerable to price competition, the result of the glut of coast-to-coast fiber laid during the late '90s. The new business is nearly a complete write-off, yet McLeodUSA is stuck paying off the extra debt it took on to buy it, casting a cloud over the future of the entire company.


INVESTMENT STRATEGY AND OUTLOOK

     An age-old maxim on Wall Street warns that the most dangerous words in the English language are "this time, it's different." Perhaps it was the strength of the economy of the late 1990s. Or maybe it was the promise of new telecommunications technology that would link the world via the Internet. Or it simply could have been the giddiness of a long bull market. Whatever its origin, Americans came to believe in a New Economy that was changing the paradigm of how we worked and lived. Never mind that no one ever clearly articulated the essence of the New Economy. It was digital, fast-paced, and free of the restraints-machines, bureaucracy, and, symbolically, jackets and ties-that tethered the Old Economy. The New Economy captured our collective imaginations and was endorsed by policymakers, business leaders, the press and, of course, Wall Street. Skeptics were admonished that they just didn't "get it."

Sector Diversification
--------------------------------------------------------------------------------

                                                  12/31/00              6/30/01
  ------------------------------------------------------------------------------

  Business Services                                     27%                  29%

  Health Care                                           21                   20

  Technology                                            17                   16

  Financial                                             11                   12

  Consumer                                               7                    7

  Energy                                                 7                    6

  Industrial                                             3                    3

  Reserves                                               7                    7
  ------------------------------------------------------------------------------

                                                    100%                 100%


     The idea of a New Economy lent credibility to behavior that, in retrospect, was not rational. As we wrote at year-end, financial history will record that the real anomaly of the late '90s was not the Internet frenzy itself but a capital-spending boom of unprecedented magnitude. There was vast overspending on information technology, precipitated by Y2K fears, the Internet gold rush, and panic buying by Old Economy companies in an effort to keep pace. Then, suddenly, the boom turned to bust.

     Even after a year of painful contraction, there is still significant overcapacity in many areas of technology, from personal computers to fiber optics. The Federal Reserve has responded by cutting interest rates very aggressively. In the absence of inflation, this is probably the correct response. However, rate cuts alone will not jump-start capital spending in the near term, especially in the tech sector. Many companies have seen their revenues fall by half in just six months, and it will take more than a few quarters to balance supply and demand. The economy simply needs time to adjust, but we don't know how much time.

     Fortunately, the consumer has continued to spend throughout this period, in spite of plenty of data suggesting that personal balance sheets are laden with debt. Purchases of cars and homes have been particularly brisk. In our opinion, the consumer holds the key to whether we flirt with very low growth or fall into a full-fledged recession. Will there be a reverse wealth effect on consumer spending, as the reality of evaporating stock market profits sinks in? There is no evidence of this yet, but common sense dictates that there may be.

     The likely economic outcome, in our opinion, is not dramatic. The reductions in interest rates, combined with the tax cuts enacted in June and the recent decline in energy prices, ought to be very stimulative and should offset the capital-spending bust. Nevertheless, the risk to this scenario is probably on the downside, as economic weakness has spread to Europe and Asia. This is truly a coordinated, global slowdown.

     There has been undue focus on technology stocks in the last few years. A bottom may be near in technology company fundamentals, but it will likely be several years before earnings return to their inflated 2000 levels. We were net buyers of technology stocks in the first quarter as valuations began to look almost reasonable for the first time in many quarters, but we sold into the fierce tech stock rally in April and May. Quite frankly, even though we have been skeptics for some time, the rapidity and the magnitude of the decline in business fundamentals in the sector have been stunning.

     Technology valuations are hardly compelling today, and we believe the sector's returns are likely to match the market's, at best, over the next several years. At worst, this will be a bust that, like real estate a decade ago, will take several years to work off the excesses. Our bet is that technology ultimately becomes a very ordinary stock market sector-with good opportunities and plenty of challenges-just as it was in the late 1980s and early 1990s. And we will probably spend much less time discussing it in future letters. As we define it, technology represents about 16% of the portfolio, a low weighting relative to many other funds. We see better opportunities in sectors like health care services and business services where underlying growth is good and valuations are quite reasonable.

     In theory, interest rate cuts should provide an impetus for higher stock prices. "The Fed is your friend," the saying goes, and significant empirical evidence supports the notion that the market advances in the aftermath of rate cuts, of which we now have had six in as many months. In addition, stocks typically rally well ahead of any significant improvement in the economy.

     We also believe that mid-cap stocks, while above their March 1999 lows, are still very attractive relative to larger companies. Mid-cap performance cycles tend to be long, and we believe we are just two years into a multiyear upswing relative to large-caps. We are also encouraged that after a period of rampant speculation, the market has rediscovered fundamentals, and long-term investing is fashionable again. Momentum investing is giving way to a sharper appreciation of earnings, cash flows, and valuations. This is a better environment for our valuation-sensitive approach. We believe the fund is well positioned to achieve attractive returns in the years ahead.

     Respectfully submitted,



     Brian W.H.  Berghuis

     Presient of the fund and chairman of its Investment Advisory Committee

     John F. Wakeman
     Executive vice president of the fund

     July 20, 2001

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

  TWENTY-FIVE LARGEST HOLDINGS

                                                           Percent of
                                                           Net Assets
                                                              6/30/01
  ------------------------------------------------------------------------------

  Concord EFS                                                     2.3%

  AmeriSource Health                                              2.2

  Waddell & Reed Financial                                        2.0

  Affiliated Computer Services                                    1.9

  Western Wireless                                                1.8
  ------------------------------------------------------------------------------

  Wellpoint Health Networks                                       1.6

  Gilead Sciences                                                 1.5

  Robert Half International                                       1.4

  Federated Investors                                             1.4

  Omnicare                                                        1.4
  ------------------------------------------------------------------------------

  King Pharmaceuticals                                            1.4

  Lattice Semiconductor                                           1.4

  Devon Energy                                                    1.3

  Republic Services                                               1.3

  MedImmune                                                       1.2
  ------------------------------------------------------------------------------

  Franklin Resources                                              1.2

  BJ's Wholesale Club                                             1.2

  Lamar Advertising                                               1.1

  Heller Financial                                                1.1

  Apogent Technologies                                            1.1
  ------------------------------------------------------------------------------

  Laboratory Corporation of America                               1.1

  Allergan                                                        1.1

  BISYS Group                                                     1.1

  Cephalon                                                        1.1

  SunGard Data Systems                                            1.1
  ------------------------------------------------------------------------------

  Total                                                          35.3%


  Note: Table excludes reserves.


T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

  CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

  6 Months Ended 6/30/01

  Ten Best Contributors
  ------------------------------------------------------------------------------

  KLA-Tencor                                                       28(cents)

  Gilead Sciences                                                  19

  Electronic Arts                                                  15

  Concord EFS                                                      14

  BJ's Wholesale Club                                              14

  Lattice Semiconductor                                            14

  Peregrine Systems                                                13

  Best Buy                                                         13

  Novellus Systems                                                 13

  Affiliated Computer Services                                     12

  Total                                                           155(cents)


  Ten Worst Contributors
  ------------------------------------------------------------------------------

  Waters Corporation                                              -45(cents)

  Exodus Communications                                            38

  NetIQ                                                            26

  McLeodUSA                                                        18

  Waddell & Reed Financial                                         15

  Crown Castle International                                       14

  Sepracor                                                         13

  Affymetrix**                                                     13

  Internet Security Systems                                        13

  Informatica                                                      12
  ------------------------------------------------------------------------------

  Total                                                          -207(cents)


  12 Months Ended 6/30/01

  Ten Best Contributors
  ------------------------------------------------------------------------------

  Concord EFS                                                      51(cents)

  AmeriSource Health                                               46

  Affiliated Computer Services                                     46

  Lincare Holdings                                                 45

  Omnicare                                                         34

  Gilead Sciences                                                  31

  Heller Financial                                                 29

  SunGard Data Systems                                             26

  TJX                                                              26

  King Pharmaceuticals*                                            26
  ------------------------------------------------------------------------------

  Total                                                           360(cents)


  Ten Worst Contributors
  ------------------------------------------------------------------------------

  Exodus Communications*                                          -48(cents)

  Allegiance Telecom                                               35

  Circuit City Stores**                                            30

  Sepracor                                                         28

  McLeodUSA                                                        26

  Analog Devices                                                   25

  Waters Corporation                                               25

  QLT                                                              24

  Xilinx                                                           24

  Iron Mountain                                                    24
  ------------------------------------------------------------------------------

  Total                                                          -289(cents)


  *        Position added
  **       Position eliminated


T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

     MID-CAP GROWTHFUND
--------------------------------------------------------------------------------
                        S&P MidCap    Lipper Mid-Cap    Mid-Cap
                        400 index    owth Fund Index    Growth  Fund

     6/30/92               10,000            10,000           10,000
     6/30/93               12,269            12,242           13,692
     6/30/94               12,262            12,102           14,810
     6/30/95               15,002            16,314           18,698
     6/30/96               18,241            21,968           25,139
     6/30/97               22,493            22,506           29,470
     6/30/98               28,602            26,870           38,282
     6/30/99               33,513            31,791           44,565
     6/30/00               39,203            49,578           52,430
     6/30/01               42,688            34,900           52,844


Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                            Since   Inception
     Periods
     Ended 6/30/01     1 Year     3 Years     5 Years   Inception        Date

     Mid-Cap Growth      0.79%      11.34%      16.02%      20.32%    6/30/92

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.


T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------
Unaudited

Financial Highlights            For a share outstanding throughout each period
--------------------------------------------------------------------------------

               6 Months   Year
               Ended      Ended
               6/30/01    12/31/00   12/31/99   12/31/98   12/31/97   12/31/96

NET ASSET
VALUE
Beginning
of period         39.79      40.13      34.08      28.60      24.43      20.13

Investment
  activities

  Net investment
  income (loss)   (0.05)     (0.03)     (0.03)     (0.03)     (0.03)     (0.01)

  Net realized
  and unrealized
  gain (loss)     (0.26)      2.96       7.96       6.24       4.50       5.00

  Total from
  investment
  activities      (0.31)      2.93       7.93       6.21       4.47       4.99

Distributions

  Net realized
  gain             -         (3.27)     (1.88)     (0.73)     (0.30)     (0.69)

NET ASSET VALUE
End of period     39.48      39.79      40.13      34.08      28.60      24.43

Ratios/Supplemental Data

Total
return(diamond)   (0.78)%     7.43%     23.78%     22.00%     18.33%     24.84%

Ratio of total
expenses
to average
net assets         0.89%!     0.86%      0.87%      0.91%      0.95%      1.04%

Ratio of net
investment
income (loss)
to average
net assets        (0.28)%!   (0.09)%    (0.09)%    (0.14)%    (0.14)%    (0.11)%


Portfolio
turnover rate       42.8%!     53.6%      53.3%      46.7%      42.6%      38.1%

Net assets,
end of period
(in millions)      $6,646     $6,589     $5,243     $3,310     $1,839     $1,021


(diamond)         Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

!                 Annualized

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------
Unaudited                                                         June 30, 2001



Portfolio of Investments                                 Shares            Value
--------------------------------------------------------------------------------
  In thousands                                                     In thousands

  Common Stocks                                                            93.5%

  FINANCIAL                                                                11.8%

  Bank and Trust                                                            1.0%

  North Fork Bancorporation                      1,700,000               52,700

  Silicon Valley Bancshares *                      550,000               12,100

                                                                         64,800


  Insurance  4.1%

  ACE                                            1,500,000               58,635

  MGIC Investment                                  500,000               36,320

  Progressive                                      500,000               67,595

  Protective Life                                1,250,000               42,962

  Radian Group                                   1,650,000               66,742

  Willis Group Holdings *                          130,000                2,308

                                                                        274,562



  Financial Services  6.7%

  Capital One Financial                            700,000               42,000

  E*Trade Group *                                1,200,000                7,740

  Federated Investors (Class B)                  2,900,000               93,380

  Franklin Resources                             1,750,000               80,098

  Heller Financial                               1,875,000               75,000

  Instinet Group *                                 180,000                3,355

  Legg Mason                                       250,000               12,440

  Waddell & Reed Financial (Class A)             4,251,050              134,971

                                                                        448,984

  Total Financial                                                       788,346


  HEALTH CARE  19.8%

  Pharmaceuticals  4.3%

  Allergan                                         850,000               72,675

  King Pharmaceuticals *                         1,700,000               91,375

  Shire Pharmaceuticals ADR *                    1,250,000               69,375

  Teva Pharmaceutical ADR                          800,000               49,840

                                                                        283,265


  Biotechnology  7.1%

  Abgenix *                                        350,000               15,750

  Alkermes *                                       750,000               26,325

  Cephalon *                                     1,025,000               72,263

  Gilead Sciences *                              1,750,000              101,832

  Human Genome Sciences *                          475,000               28,619

  IDEC Pharmaceuticals *                           700,000               47,383

  Invitrogen *                                     684,100               49,118

  MedImmune *                                    1,700,000               80,240

  QLT *                                            550,000               10,769

  Sepracor *                                       650,000               25,870

  Vertex Pharmaceuticals *                         250,000               12,375

                                                                        470,544


  Medical Instruments and Devices   2.2%

  Apogent Technologies *                         3,000,000               73,800

  Cytyc *                                        1,400,000               32,270

  Waters Corporation *                           1,575,000               43,486

                                                                        149,556


  Health Care Services  5.9%

  Health Management (Class A) *                  2,500,000               52,600

  Laboratory Corporation of America *              950,000               73,055

  Lincare Holdings *                             2,300,000               69,023

  Omnicare                                       4,600,000               92,920

  WebMD *                                          500,000                3,500

  Wellpoint Health Networks *                    1,100,000              103,664

                                                                        394,762


  Pharmaceuticals and Biotechnology  0.3%

  IVAX *                                           500,000               19,500

                                                                         19,500

  Total Health Care                                                   1,317,627



  CONSUMER  7.5%

  Soft Goods Retailers  1.0%

  TJX                                            2,000,000               63,740

                                                                         63,740


  Hard Goods Retailers  5.6%

  Best Buy *                                       650,000               41,288

  BJ's Wholesale Club *                          1,500,000               79,890

  Dollar Tree Stores *                           2,200,000               61,248

  Family Dollar Stores                           2,750,000               70,482

  O'Reilly Automotive *                          2,000,000               57,400

  Whole Foods Market *                           2,171,400               58,845

                                                                        369,153


  Consumer Non-Durables  0.2%

  Garmin *                                         600,000               13,710

                                                                         13,710


  Restaurants  0.7%

  Outback Steakhouse *                           1,725,000               49,680

                                                                         49,680

  Total Consumer                                                        496,283


  TECHNOLOGY  16.2%

  Computer Software                                                         4.8%

  Adobe Systems                                    200,000                9,400

  Electronic Arts *                              1,200,000               69,480

  Informatica *                                  1,010,000               17,534

  Internet Security Systems *                      825,000               40,062

  Intuit *                                       1,075,000               42,989

  Mercury Interactive *                            850,000               50,915

  NetIQ *                                          825,000               25,814

  Peregrine Systems *                            2,250,000               65,250

                                                                        321,444


  Semiconductors and Components  5.7%

  Analog Devices *                               1,150,000               49,738

  KLA-Tencor *                                   1,200,000               70,164

  Lattice Semiconductor *                        3,700,000               90,280

  Maxim Integrated Products *                    1,200,000               53,052

  Molex (Class A)                                1,000,000               29,820

  Novellus Systems *                               950,000               53,950

  Xilinx *                                         700,000               28,868

                                                                        375,872


  Networking and Telecom Equipment  1.1%

  Brocade Communications Systems *                 325,000               14,297

  McDATA *                                         500,000                8,775

  Newport                                          350,000                9,275

  ONI Systems *                                    600,000               16,740

  Sonus Networks *                                 900,000               21,024

                                                                         70,111


  E-Commerce  2.2%

  CNET Networks *                                1,100,000               14,300

  Exodus Communications *                        3,750,000                7,725

  HomeStore.com *                                1,250,000               43,700

  RealNetworks *                                 1,500,000               17,625

  VeriSign *                                     1,075,000               64,511

                                                                        147,861


  Computer Hardware/Peripherals  2.4%

  Celestica *                                      400,000               20,600

  Flextronics International *                    1,925,000               50,261

  Jabil Circuit *                                1,900,000               58,634

  Sanmina *                                      1,400,000               32,774

                                                                        162,269


  Total Technology                                                    1,077,557


  BUSINESS SERVICES  28.7%

  Telecom Services  6.2%

  Adelphia Communications *                      1,000,000               41,000

  Allegiance Telecom *                           3,100,000               46,469

  Charter Communications (Class A) *             2,500,000               58,375

  Crown Castle International *                   2,250,000               36,900

  McLeodUSA *                                    1,000,000                4,590

  Rogers Communications (Class B)                2,550,000               38,633

  Triton PCS Holdings (Class A) *                1,650,000               67,650

  Western Wireless (Class A) *                   2,750,000              118,250

                                                                        411,867


  Computer Services  7.8%

  Affiliated Computer Services (Class A) *       1,750,000              125,842

  BISYS Group *                                  1,225,300               72,293

  Ceridian *                                     2,000,000               38,340

  Concord EFS *                                  2,920,000              151,869

  Sabre Holdings *                               1,200,000               60,000

  SunGard Data Systems *                         2,356,000               70,704

                                                                        519,048


  Distribution   2.9%

  AmeriSource Health (Class A) *!                2,650,000              146,545

  MSC Industrial Direct *                        1,183,400               20,591

  Sysco                                          1,000,000               27,150

                                                                        194,286


  Transportation  0.8%

  C.H. Robinson Worldwide                          500,000               13,945

  Expeditors International of Washington           634,800               38,087

                                                                         52,032


  Media and Advertising  3.6%

  Catalina Marketing *                           1,575,000               48,053

  Cox Radio (Class A) *                          1,800,000               50,130

  Entercom Communications *                        400,000               21,444

  Lamar Advertising *                            1,725,000               75,900

  TMP Worldwide *                                  750,000               45,000

                                                                        240,527


  Environmental  1.3%

  Republic Services (Class A) *                  4,200,000               83,370

                                                                         83,370


  Miscellaneous Business Services  4.9%

  Choicepoint *                                    679,700               28,581

  Iron Mountain *                                1,100,000               49,324

  KPMG Consulting *                              3,100,000               47,585

  Manpower                                       2,250,000               67,275

  Robert Half International *                    3,800,000               94,582

  Viad                                           1,500,000               39,600

                                                                        326,947


  Utilities  1.2%

  Aquila (Class A) *!                            1,150,000               28,348

  Orion Power Holdings *                         1,700,000               40,477

  Reliant Resources *                              400,000                9,880

                                                                         78,705

  Total Business Services                                             1,906,782


  ENERGY  5.5%

  Energy Services                                                           3.2%

  BJ Services *                                  2,000,000               56,760

  Diamond Offshore Drilling                      2,000,000               66,100

  Smith International *                            700,000               41,930

  Tidewater                                      1,200,000               45,240

                                                                        210,030


  Exploration and Production  2.3%

  Devon Energy                                   1,650,000               86,625

  Ocean Energy                                   4,000,000               69,800

                                                                        156,425


  Total Energy                                                          366,455


  INDUSTRIAL  3.3%

  Defense and Aerospace  0.7%

  L-3 Communications *                             600,000               45,780

                                                                         45,780


  Specialty Chemicals  0.3%

  Monsanto                                         500,000               18,500

                                                                         18,500


  Machinery  2.3%

  Danaher                                          750,000               42,000

  Dover                                            750,000               28,238

  ITT Industries                                 1,300,000               57,525

  Teleflex                                         650,000               28,600

                                                                        156,363

  Total Industrial                                                      220,643


  BASIC MATERIALS  0.2%

  Mining  0.2%

  Peabody Energy *                                 350,000               11,463

  Total Basic Materials                                                  11,463


  Total Miscellaneous Common Stocks  0.5%                                32,253


  Total Common
  Stocks (Cost $4,730,922)                                            6,217,409

  Short-Term Investments  6.7%

  Money Market Fund  6.7%


  T. Rowe Price Government
  Reserve Investment
  Fund, 3.90%#!                               446,009,420               446,009
  Short-Term
  Investments (Cost $446,009)                                           446,009


  Total Investments in Securities

  100.2% of Net Assets
  (Cost $5,176,931)                                                 $ 6,663,418

  Other Assets
  Less Liabilities                                                      (11,901)

  NET ASSETS                                                          6,651,517
                                                                      ---------


         #        Seven-day yield
         !        Affiliated company
         *        Non-income producing
         ADR      American Depository Receipt


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------
Unaudited                                                       June 30, 2001


Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands

Assets
Investments in securities, at value

  Affiliated companies (co                                            620,902

  Other companies (cost $4                                          6,042,516

  Total investments in sec                                          6,663,418

Other assets                                                           26,114

Total assets                                                        6,689,532



Liabilities

Total liabilities                                                      38,015

NET ASSETS                                                          6,651,517

Net Assets Consist of:

Accumulated net investment
income - net of distributions                                          (8,862)

Accumulated net realized
gain/loss - net of distributions                                     (167,885)

Net unrealized gain (loss)                                          1,486,487

Paid-in-capital applicable
to 168,456,792 shares of
$0.01 par value capital stock outstanding;
1,000,000,000 shares authorized                                     5,341,777

NET ASSETS                                                          6,651,517

NET ASSET VALUE PER SHARE

Mid-Cap Growth shares
($6,645,876,551/168,314,008 shares outsta                               39.48

Mid-Cap Growth Advisor Class shares
($5,640,666/142,784 shares outstanding)                                 39.50


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                     6 Months
                                                                        Ended
                                                                      6/30/01

Investment Income (Loss)
Income
Interest (including $10,277
from affiliated companies)                                             10,277

Dividend                                                                7,928

Securities lending                                                      1,161

Total income                                                           19,366

Expenses

  Investment management                                                21,164

  Shareholder servicing

     Mid-Cap Growth shares                                              6,621

     Mid-Cap Growth Advisor Class shares                                    1

  Registration                                                            151

  Prospectus and shareholder reports

     Mid-Cap Growth shares                                                147

     Mid-Cap Growth Advisor Class shares                                   -

  Custody and accounting                                                  139

  Directors                                                                14

  Legal and audit                                                          12

  Distribution - Mid-Cap Growth Advisor C                                   5

  Total expenses                                                       28,254

  Expenses paid indirectly                                                (26)

  Net expenses                                                         28,228

Net investment income (loss)                                           (8,862)

Realized and Unrealized Gain/Loss

Net realized gain (loss) on securities                               (166,941)

Change in net unrealized gain or loss on                              141,252

Net realized and unrealized gain (loss)                               (25,689)


INCREASE (DECREASE) IN NET

ASSETS FROM OPERATIONS                                                (34,551)


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                              6 Months                   Year
                                                 Ended                  Ended
                                               6/30/01               12/31/00

  Increase (Decrease) in Net Assets

  Operations

     Net investment inc                         (8,862                 (5,528)

     Net realized gain (loss)                 (166,941)               462,840

     Change in net unrealized gain or l        141,252                (64,796)

     Increase (decrease) in net assets         (34,551)               392,516


  Distributions to shareholders

      Net realized gain

       Mid-Cap Growth shares                      --                 (483,683)

       Mid-Cap Growth Advisor Class shares        --                     (145)

     Decrease in net assets from distributions    --                 (483,828)


     Capital share transactions *

       Shares sold

       Mid-Cap Growth shares                   991,664              2,524,900

       Mid-Cap Growth Advisor Class sha          4,123                  2,542

     Distributions reinvested

       Mid-Cap Growth shares                      --                  464,893

       Mid-Cap Growth Advisor Class shares        --                     --

      Shares redeemed

       Mid-Cap Growth shares                  (900,078)            (1,553,199)

       Mid-Cap Growth Advisor Class sha           (870)                   (75)

     Increase (decrease) in net assets from

     capital share transactions                 94,839              1,439,061


  Net Assets

  Increase (decrease) during period             60,288              1,347,749

  Beginning of period                        6,591,229              5,243,480

  End of period                              6,651,517              6,591,229



T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                              6 Months                   Year
                                                 Ended                  Ended
                                               6/30/01               12/31/00

  * Share information
     Shares sold

       Mid-Cap Growth shares                    25,746                 60,286

       Mid-Cap Growth Advisor Class sha            108                     60

     Distributions reinvested

       Mid-Cap Growth shares                      --                   11,865

       Mid-Cap Growth Advisor Class shares        --                     --

     Shares redeemed

       Mid-Cap Growth shares                   (23,020)               (37,228)

       Mid-Cap Growth Advisor Class sha            (23)                    (2)

     Increase (decrease) in shares outs          2,811                 34,981


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------
Unaudited                                                       June 30, 2001

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTINGPOLICIES

     T. Rowe Price Mid-Cap Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth. The fund has two classes of shares-Mid-Cap Growth, offered since June 30, 1992, and Mid-Cap Growth Advisor Class, first offered on March 31, 2000. Mid-Cap Growth Advisor Class sells its shares only through financial intermediaries, which it compensates for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

     The  accompanying  financial  statements  were prepared in accordance  with
     generally  accepted  accounting  principles,   which  require  the  use  of
     estimates made by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

     Class Accounting The Mid-Cap Growth Advisor Class pays distribution and administrative expenses, in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average net assets. Shareholder servicing, prospectus, and shareholder report expenses are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions are declared and paid by the fund on an annual basis.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
     securities, aggregated $1,377,626,000 and $1,292,818,000, respectively, for the six months ended June 30, 2001.


NOTE 3 - FEDERALINCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $5,176,931,000. Net unrealized gain aggregated $1,486,487,000 at period-end, of which $1,791,475,000 related to appreciated investments and $304,988,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $3,653,000 was payable at June 30, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At June 30, 2001, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     The manager has agreed to bear any expenses through December 31, 2001, which would cause Mid-Cap Growth Advisor Class's ratio of total expenses to average net assets to exceed 1.10%. Thereafter, through December 31, 2003, Mid-Cap Growth Advisor Class is required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its ratio of total expenses to average net assets to exceed 1.10%.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $5,079,000 for the six months ended June 30, 2001, of which $892,000 was payable at period-end.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Associates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2001, totaled $10,277,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services and Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES


     By Phone 1-800-225-5132 Available Monday through Friday from 7 a.m. to midnight ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.

     ACCOUNT SERVICES

     Checking Available on most fixed-income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions. Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe

     Price Web site on the Internet. Address: www.troweprice.com


     BROKERAGE SERVICES*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**


     INVESTMENT INFORMATION

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies. Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights  Educational  reports  on  investment   strategies  and  financial
     markets.

     Investment Guides Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirement Readiness Guide, and Retirement Planning Kit.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

     ** Based on a January 2001 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------
STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value

BLENDED ASSET FUNDS

Balanced

Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money

INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Equity Index
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

Bond

Emerging Markets Bond
International Bond

T. ROWE PRICE NO-LOAD VARIABLE ANNUITIES

Blue Chip Growth Portfolio
Equity Income Portfolio
Equity Index 500 Portfolio
Health Sciences Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

Money Funds (cont.)

Summit Municipal
Money Market
Tax-Exempt Money

* Closed to new investors.
! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity (Form V6021) and the T. Rowe Price No-Load Immediate Variable Annuity (Form V6027) are issued by Security Benefit Life Insurance Company. In New York, the T. Rowe Price No-Load Variable Annuity is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY [FSB201 (11-96)]. These Variable Annuity contracts have limitations. The T. Rowe Price No-Load Immediate Variable Annuity may not be available in all states.

The T. Rowe Price No-Load Variable Annuity and the T. Rowe Price No-Load Immediate Variable Annuity are distributed by T. Rowe Price Investment Services, Inc., T. Rowe Price Insurance Agency, Inc., and T. Rowe Price Insurance Agency of Texas, Inc. The underlying portfolios are managed by T. Rowe Price (T. Rowe Price International for the International Stock Portfolio). The Security
Benefit Group of companies and the T. Rowe Price companies are not affiliated.


T. Rowe Price Advisory Services and Retirement Resources
--------------------------------------------------------------------------------
Advisory Services, Retirement Resources

     T. Rowe Price has developed unique advisory services and retirement resources that can help you meet the most difficult personal financial challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials and self-help planning guides are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

     ADVISORY SERVICES*

     T. Rowe Price(registered trademark) Retirement Income Manager helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

     Investment CheckupSM offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

     T. Rowe Price Rollover Investment Service offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

     RETIREMENT INFORMATION

     Planning and  Informational  Guides
     Minimum  Required  Distributions  Guide
     Retirement  Planning Kit
     Retirement  Readiness Guide
     Tax Considerations for Investors

     Insights Reports

     The  Challenge  of  Preparing  for  Retirement
     Financial  Planning  After Retirement
     The Roth IRA: A Review

*These are services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are fees associated with these services.

T. Rowe Price Insights Reports
--------------------------------------------------------------------------------

The Fundamentals of Investing

     Whether you are unsure how to get started or are saving for a specific goal, such as retirement or college, the T. Rowe Price Insights series can help you make informed investment decisions. These reports, written in plain English about fundamental investment topics, can be useful at every stage of your investment journey. They cover a range of topics, from the basic, such as getting started with mutual funds, to the more advanced, such as managing risk through diversification or buying individual securities through a broker. To request one or more Insights, call us at 1-800-638-5660. T. Rowe Price Insights are also available for reading or downloading on the Internet at www.troweprice.com.\

     INSIGHTS REPORTS

     General Information

     The ABCs of Giving

     Back to Basics:  The ABCs of  Investing
     The  Challenge  of  Preparing  for
       Retirement
     Financial Planning After Retirement
     Getting Started:  Investing  With Mutual
       Funds
     The Roth IRA: A Review
     Tax  Information  for Mutual Fund
       Investors


     Investment Strategies

     Conservative  Stock Investing
     Dollar Cost Averaging
     Equity Index Investing
     Growth Stock  Investing
     Investing  for Higher Yield
     Managing Risk Through Diversification
     The Power of Compounding
     Value Investing

     Types of Securities

     The  Basics  of  International  Stock
       Investing
     The  Basics  of  Tax-Free Investing
     The Fundamentals of Fixed-Income  Investing
     Global Bond Investing
     Investing in Common Stocks
     Investing in Emerging Growth Stocks
     Investing in Financial  Services  Stocks
     Investing  in Health Care Stocks
     Investing in High-Yield  Municipal  Bonds
     Investing  in  Industry-Focused  Stock  Funds
     Investing  in  Money  Market   Securities
     Investing  in   Mortgage-Backed Securities
     Investing in Natural  Resource Stocks
     Investing in Science and Technology Stocks
     Investing  in  Small-Company Stocks Understanding
     Derivatives Understanding High-Yield "Junk" Bonds

     Brokerage Insights

     Combining  Individual  Securities  With
       Mutual Funds
     Getting  Started:  An Introduction to
       Individual Securities
     What You Should Know About Bonds What
     You Should Know About Margin
      and  Short-Selling
     What You Should Know About Options
     What You Should Know About Stocks


For fund and account information
or to conduct transactions,
24 hours, 7 days a
week By touch-tone telephone
Tele*Access(registered trademark)  1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants: The appropriate 800 number appears on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
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San Francisco Area
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Tampa
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Downtown
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T. Rowe Price, Invest With Confidence (registered trademark)

T. Rowe Price Investment Services, Inc., Distributor.       F64-051  6/30/01